UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2025 (March 12, 2025)

USA RARE EARTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41711	98-1720278
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 W Airport Road,

Stillwater, OK 74075

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (813)-867-6155

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock shares, par value $0.0001 per share	USAR	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock, each at an exercise price of $11.50 per share	USARW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Terms used in this Current Report on Form 8-K (this “Current Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus (as defined below) in the section entitled “Frequently Used Terms” and such definitions are incorporated herein by reference.

This Current Report incorporates by reference certain information from reports and other documents that were previously filed with the SEC, including certain information from the Proxy Statement/Prospectus. To the extent there is a conflict between the information contained in this Current Report and the information contained in such prior reports and documents incorporated by reference herein, the information in this Current Report controls.

Overview of Domestication

As previously announced, USA Rare Earth, Inc. (“New USARE”) (formerly Inflection Point Acquisition Corp. II or “IPXX”), a Delaware corporation (prior to the Domestication, a Cayman Islands exempted company), entered into that certain Business Combination Agreement, dated as of August 21, 2024 (as amended on November 12, 2024 and January 30, 2025, the “Business Combination Agreement”), by and among IPXX, USA Rare Earth, LLC, a Delaware limited liability company (“USARE OpCo”), and IPXX Merger Sub, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of IPXX (“Merger Sub”), pursuant to which, (1) at the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”) and following the Domestication (as defined below), Merger Sub merged with and into USARE (the “Merger”), with USARE surviving as a wholly-owned subsidiary of New USARE, pursuant to the terms and subject to the conditions set forth in the Business Combination Agreement, resulting in a combined company whereby New USARE became the manager of USARE OpCo, and substantially all of the assets and the business of the combined company are held and operated by USARE OpCo and its subsidiaries, as more fully described in the final prospectus and definitive proxy statement of IPXX, dated February 14, 2025 (the “Proxy Statement/Prospectus”), having been filed with the U.S. Securities and Exchange Commission (the “SEC”); (2) IPXX domesticated (the “Domestication”) as a Delaware corporation in accordance with the Delaware General Corporation Law (“DGCL”), the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”) and the amended and restated memorandum and articles of association of IPXX (as amended from time to time, the “Cayman Constitutional Documents”), and (3) the other transactions contemplated by the Business Combination Agreement and documents related thereto were consummated (such transactions, together with the Merger and the Domestication, the “Business Combination”).

An extraordinary general meeting of IPXX shareholders was held on March 10, 2025 (the “Extraordinary General Meeting”), where the IPXX shareholders considered and approved, among other matters, a proposal to approve the Business Combination Agreement and the transactions contemplated thereby. In connection with the Extraordinary General Meeting, 128,140 holders of Class A Ordinary Shares (as defined below) exercised their right to redeem those shares for a pro rata portion of the cash in the IPXX trust account, which equaled approximately $11.00 per share, for an aggregate of approximately $1.4 million.

On March 12, 2025, as contemplated by the Business Combination Agreement and described in the section titled “Proposal No. 1 – The Business Combination Proposal,” “Proposal No. 2 – The Domestication Proposal” and “Proposal No. 3 – the Organizational Documents Proposal” of the Proxy Statement/Prospectus, IPXX filed a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of incorporation (the “Certificate of Incorporation”) and a certificate of corporate domestication with the Secretary of State of the State of Delaware, pursuant to which IPXX was domesticated and continues as a Delaware corporation, changing its name to “USA Rare Earth, Inc.” (the “Domestication”).

Immediately prior to the Domestication, pursuant to the Sponsor Support Agreement, each of the then issued and outstanding Class B ordinary shares of IPXX, par value $0.0001 per share (each, a “Cayman Class B Share”), converted automatically, on a one-for-one basis, into a Class A ordinary share of IPXX, par value $0.0001 per share (each, a “Class A Ordinary Share”). As a result of and upon the effective time of the Domestication, among other things, (1) each of the then issued and outstanding Class A Ordinary Shares automatically converted, on a one-for-one basis, into a share of common stock, par value $0.0001 per share, of New USARE (the “New USARE Common Stock”); (2) each of the then issued and outstanding Public Warrants automatically became a warrant of New USARE exercisable for one share of New USARE Common Stock on the same terms as the Public Warrants; (3) each unit of IPXX issued and outstanding as of immediately prior to the Domestication was automatically canceled and each holder received one share of New USARE Common Stock and one-half of one warrant of New USARE exercisable for one share of New USARE Common Stock on the same terms as the Public Warrants, with any fractional warrants of New USARE to be issued in connection with such separation rounded down to the nearest whole warrant; and (4) each of the then issued and outstanding Private Placement Warrants automatically became a warrant of New USARE exercisable for one share of New USARE Common Stock on the same terms as the Private Placement Warrants.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure set forth in the Introductory Note above is incorporated into this Item 3.03 by reference.

On March 12, 2025, in connection with the Domestication, IPXX filed the Certificate of Incorporation with the Secretary of State of the State of Delaware and adopted its new bylaws (the “Bylaws”). The material terms of the Certificate of Incorporation and the Bylaws, the general effect upon the rights of holders of IPXX’s securities and the terms of the New USARE Common Stock and warrants are discussed in the Proxy Statement/Prospectus in the sections titled “The Domestication Proposal,” “The Organizational Documents Proposals” and “Description of New USARE’s Securities,” which are incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in the Introductory Note and Item 3.03 of this Current Report is incorporated in this Item 5.03 by reference.

Copies of the Certificate of Incorporation and Bylaws are attached as Exhibits 3.2 and 3.3 to this Current Report, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
2.1	Plan of Domestication.
3.1	Certificate of Corporate Domestication of USA Rare Earth, Inc
3.2	Certificate of Incorporation of USA Rare Earth, Inc.
3.3	Bylaws of USA Rare Earth, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2025	USA RARE EARTH, INC.

	By:	/s/ David Kronenfeld
	Name:	David Kronenefeld
	Title:	Chief Legal Officer

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